UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report October 26, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

              Delaware                     59-2663954
     ----------------------------------    ------------------------
     (State or other jurisdiction of       (I.R.S. Employer
     incorporation or organization)        Identification No.)


 2200 Old Germantown Road, Delray Beach, Florida           33445

 (Address of principal executive offices)               (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

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                              ITEM 5. OTHER EVENTS


1. Press release dated October 26, 2001, announcing extension of offer to exchange 10% Senior Subordinated Notes due 2008 for Registered 10% Senior Subordinated Notes due 2008. A copy of the press release is attached hereto as exhibit 99.1 and incorporated by this reference herein.


     2. Press release dated October 26, 2001 announcing a new stock repurchase program providing for the repurchase of up to $50 million of the Company's common stock annually. A copy of the press release is attached hereto as exhibit 99.2 and incorporated by this reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  October 26, 2001                     By: /S/ DAVID C. FANNIN


                                            David C. Fannin
                                            Executive Vice President and
                                            General Counsel